LOAN MODIFICATION AGREEMENT

THIS AGREEMENT is made and entered into this ___ day of ______, 1996, by and between SOFTNET SYSTEMS, INC., a New York Corporation ("SoftNet"), COMMUNICATE DIRECT, INC., an Illinois Corporation ("CDI"), MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation ("MTC"), KANSAS COMMUNICATIONS, INC., a Kansas Corporation ("KCI") (SoftNet, CDI, MTC, and KCI collectively referred to as "Borrowers") and WEST SUBURBAN BANK ("Bank").

WHEREAS, Borrowers have executed and delivered to Bank a Revolving Credit Note dated September 15, 1995 (the "Note") in the original principal amount of $6,500,000.00 in which each of the Borrowers promises to pay to the order of Bank the principal amount and interest thereon as more specifically provided in the Note; and

WHEREAS, to secure the repayment of the Borrowers' obligations under the Note, each of the Borrowers has executed and delivered to Bank a Loan and Security Agreement dated September 15, 1995 (collectively the "Loan Agreements"); and

WHEREAS, to further secure the repayment of the Borrowers' obligations under the Note, SoftNet has executed and delivered to Bank a Stock Pledge Agreement dated September 15, 1995 (the "Pledge Agreement") whereby SoftNet has pledged 377,770 shares of common stock of IMNET Systems, Inc. in favor of Bank; and

WHEREAS, Borrowers have requested that the maximum amount of credit available under the Note and the Loan Agreements be increased to $9,500,000.00 and that the Borrowing Base limitations set forth in the Loan Agreements be modified in accordance with the terms hereof; and

WHEREAS, Bank has agreed to increase the amount of credit available under the Note and the Loan Agreements to $9,500,000.00 and the modification of the Borrowing Base limitations, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of Ten ($10.00) Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by reference as though fully set forth. Borrowers represent and warrant that the foregoing recitals are true and correct.

2. The terms of the Note are hereby amended to provide that the aggregate maximum amount of credit available under the Note (the "Principal Sum") is NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($9,500,000.00) DOLLARS.

3. Each of the Loan Agreements is hereby amended to provide that the maximum aggregate principal balance of the Loan shall not at any time exceed NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($9,500,000.00) DOLLARS (the "Credit Limit").

4. Section 2(c) of each of the Loan Agreements is hereby modified by deleting the following sentence therefrom:

"Notwithstanding the amount of Eligible Inventory, the amount of principal advanced with respect to the Eligible Inventory portion of the Borrowing Base shall not exceed the sum of Two Million and No/100 ($2,000,000.00) Dollars.

5. Section 2(c) of each of the Loan Agreements is further modified by adding the following sentence:

"Notwithstanding the fair market value of the shares of stock of IMNET Systems, Inc. owned by SoftNet as determined from time to time by Bank based upon published price quotations, the amount of principal advanced with respect to the portion of the Borrowing Base attributable to the shares of stock of IMNET Systems, Inc. shall not exceed the sum of One Million Five Hundred Thousand and No/100 ($1,500,000.00) Dollars.

6. The terms of the Loan Documents (as such term is defined in the Loan Agreements) are hereby amended and modified to comport with the terms of this instrument to the extent the terms of any of the Loan Documents may be otherwise inconsistent with the terms hereof. In all other respects, the terms and provisions of the Loan Documents shall remain in full force and effect.

7. Borrowers hereby reaffirm all of the terms, provisions, warranties, and representations set forth in each of the Loan Agreements and the other Loan Documents as modified hereby. Without limiting the generality of the foregoing, each of the Borrowers warrants and represents that no event of default exists under any of the Loan Agreements or any of the other Loan Documents and no event has occurred or condition exists which with the passage of time or the giving of notice would or could constitute an event of default.

IN WITNESS WHEREOF, the parties have entered into this Loan Modification Agreement on the date first above written.


SOFTNET SYSTEMS, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


COMMUNICATE DIRECT, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


MICROGRAPHIC TECHNOLOGY CORPORATION

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


KANSAS COMMUNICATIONS, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


WEST SUBURBAN BANK

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________